                                                                   EXHIBIT 10.23

ORIGINAL - RENTOR                                          AGREEMENT NO. 0498
1 DUPLICATE - PFS/CORPORATE                                DATE 07/10/98
1 DUPLICATE - PFS/DEL MAR

                                  RENTAL AGREEMENT         __FAIRTIME
                                                           __INTERIM
                                                           __SATELLITE WAGERING
                                                           __RACETRACK


THIS AGREEMENT by and between PREMIER FOOD SERVICES, INC., hereinafter called Premier and RUBIO'S BAJA GRILL hereinafter called the Rentor,


WITNESSETH:
1. THAT WHEREAS, The Rentor desires to secure from Premier certain rights and privileges and to obtain permission from Premier to use Premier's location beginning on JULY, 10, 1998 THROUGH SEPTEMBER 20, 1998, JULY 10, 1999 THROUGH SEPTEMBER 20, 1999, JULY 10, 2000 THROUGH SEPTEMBER 20, 2000.
2. NOW, THEREFORE, Premier hereby grants to the Renter the right to occupy the space(s) described below for the purposes hereinafter set forth, subject to the terms and conditions of this agreement: GRAND STAND C-2053-1
3. The purpose of occupancy shall be limited to: SALE OF FOOD AND NON-ALCOHOLIC BEVERAGE
4.     Rentor and Premier agree to pay fees as described on Addendum - A
4.     Rentor agrees to guarantee the payment of :
       a.      Deleted
       b.      Any damage caused by Rentor to Fair property;
       c. Removal of all property and the leaving of the premises in condition satisfactory to Premier.
5. Premier and Rentor shall have the right to audit and monitor any and all sales as well as access to the premises.
6. To the fullest extent permitted by law, the Operator shall defend, indemnify and hold harmless Premier, Del Mar Thoroughbred Club and the District and its agents, directors, and employees from and against all claims, damages, losses and expenses, arising out of, connected with, or resulting from directly and indirectly, any failure of the Operator to perform in accordance with the terms, conditions, and specifications of this proposal. Said claims, damages, losses and expenses shall include but not be limited to attorney's fees and any claims, damages, losses and expenses due to the non-performance of this proposal. The parties further acknowledge that experience will demonstrate changes that will be required in the methods of management, operation, maintenance and repair, and that a certain degree of flexibility will be required.
7. Rentor further agrees that he will not sell, exchange or barter, or permit his employees to sell, exchange or barter, any permits issued to Rentor or his employees hereunder.
8. It is mutually agreed that this contract or the privileges granted herein, or any part thereof cannot by assigned of otherwise disposed of without the written consent of Premier.
9. It is mutually understood and agreed that no alteration or variation of this contract shall be valid, unless made in writing and signed by the parties hereto, and that no oral understandings or agreements not incorporated herein and no alterations or variations of the terms thereof, unless made in writing and signed by the parties hereto, shall be binding upon any of the parties hereto.
10. The Rules and Regulations printed on the reverse side hereto are made a part of this agreement as though fully incorporated herein, and Rentor agrees that he has read this agreement and the said Rules and Regulations and understands that they shall apply, unless amended by mutual consent in writing of the parties hereto.
11.    In the event Rentor fails to materially comply with the terms of this
agreement and the Rules and Regulations referred to herein,     ***    for
this rental space shall be    ***    and    ***   by Premier and Premier shall
have the right to occupy the space in any manner deemed for the best interest of Premier.
12.    Special Provisions:  1. PREMIER WILL APPROVE ALL REGISTER SYSTEMS AND
TRAINING OF REGISTER SYSTEM, WHEN APPLICABLE. 2.   ***   3.  DELETED.
13. This agreement is not binding upon Premier until it has been signed by its authorized representative, and approved (if required by) Premier Food Services Inc. Corporate Representative and 22nd District Agricultural Association's authorized representative.

IN WITNESS WHEREOF, this agreement has been executed in triplicate, by and behalf of the parties hereto, the day and year first above written.

PREMIER FOOD SERVICES, INC.                 RUBIO'S RESTAURANTS, INC.
                                            -------------------------------
                                            Rentor
Address:   2260 Jimmy Durante Blvd.
           Del Mar CA 92014                 Address      5151 Shoreham Pl. #260
                                                    ---------------------------
                                                    SAN DIEGO, CALIFORNIA 92122
                                                    ---------------------------

By                                          By       /s/  James W. Stryker
   -------------------------------------       --------------------------------
Title                                       Title    Vice President
     -----------------------------------         ------------------------------


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                  RULES AND REGULATIONS GOVERNING RENTAL SPACE

1. No Renter will be allowed to open until all the preliminary requirements herein set forth have been complied with.

2. Rentor will conduct his business in a quiet orderly manner: will deposit all rubbish, slop, garbage, tin cans, paper, etc. in receptacles provided by Premier within said concession plot for such purpose, and will keep the area within and surrounding said concessions free from all rubbish and debris.

3. All buildings, tents, or enclosures erected under the terms of Rental Agreement shall have the prior approval of Premier and the local fire suppression authorities. All eating concessions not restricted to specific items will submit menus and prices to Premier for approval at least twelve (12) hours in advance of each day's operation.

4. Rentor will furnish Premier with a list of all sales prices and other charges of any kind whatsoever to be charged by the Rentor in said space(s).

5. Rentor must furnish receipts for license fees, tax deposits, insurance, etc., prior to event.

6. Rentor will conduct the privileges granted in the Rental Agreement according to the rules and requirements of the State Department of Health Services and local health authorities, and without infringement upon the rights and privileges of others; will not handle or sell any commodities or transact any business whatsoever for which an exclusive privilege is sold by Premier, nor engage in any other business whatsoever upon or within said premises or fairgrounds, except that which its herein expressly stipulated and contracted for: will confine said transactions to the space and privileges provided in the Rental Agreement, and that any and all exclusive granted Rentor shall not include the Carnival and Carnival Area.

7. Rentor will cause to be posted in conspicuous manner at the front entrance to the concessions, a sign showing the prices to be charged for all articles offered for sale to the public under the Rental
         Agreement: the size of said sign, manner and place of posting to be approved by Premier.

8. Premier will furnish necessary janitor service for all aisles, streets, roads and areas used by the public, but Rentor must, at his own expense, keep the concession space and adjacent areas properly arranged and clean. All concessions must be clean, all coverings removed, and the concessions ready for business each day at least one hour before the fair is open to the public. Receptacles will be provided at several locations to receive Rentor's trash, and such trash must not be swept into the aisles or streets or any public space.

9. All sound-producing devices used by Rentor within or outside his space must be of such a nature and must be so operated as not to cause annoyance or inconvenience to his patrons or to other Concessionaires or Exhibitors and the desirability of any such sound-producing device shall be final and conclusive. Sound-amplification equipment may be installed within or outside any space only by first obtaining written permission thereof from Premier.

10. Rentor agrees that there will be no games, gambling or any other activities within the confine of his space in which money is used as a prize or premium, and that he will not buy and/or permit "buy backs" for cash, any prizes or premiums given away to patrons in connection with the use of the space. Only straight merchandising methods shall be used and all methods of operation, demonstration and sale, shall be subject to the approval of Premier and the local law enforcement officials.

11. Rentor is entirely responsible for the space allotted to Rentor and agrees to reimburse Premier for any damage to real property, equipment, or grounds used in connection with the space allotted to Rentor, reasonable wear and tear damage from causes beyond Rentor's control excepted.

12. Each and every article of the space and all boxes, crates, packing materials, and debris of whatsoever nature used in connection with the space and owned by Rentor must be removed from the buildings and grounds by Rentor, at his own expense, not later than a date specified by Premier. It is understood in the event of Rentor's failure to vacate said premises as herein provided, unless permission in writing is first obtained, Premier may and is hereby authorized and made the agent of Rentor to remove and store the concession and all other material of any nature whatsoever, at the Rentor's risk and expense, and rentor shall reimburse Premier for expenses thus incurred.

13. No Rentor will be permitted to sell or dispose of alcoholic beverages anywhere on the fairgrounds.

14. All safety orders of the Division of Industrial Safety, Department of Industrial Relations, must be strictly observed.

15. Failure of Premier to insist in any one or more instances upon the observance and/or performance of any of these rules and regulations shall not constitute a waiver of any subsequent breach of any such rules and regulations.

16. This rental agreement shall be subject to termination by either party only upon material breach of this Agreement by the other Party.

17.      Deleted.

18.      Deleted.

19. Premier shall have the privilege of inspection the premises covered by this agreement at any time or all times.

20. The parties hereto agree that Rentor, and any agents and employees of Rentor, in the performance of this agreement, shall act in an independent capacity and not as officers or employees or agents of Premier.

21. Time is of the essence of each and all provisions of this agreement, and the provisions of the agreement shall extend to and be binding upon and inure to the benefit of the heirs, executors, administrators, successors, and assigns of the respective parties hereto.

Premier Food Services
Del Mar Fairgrounds & Racetrack

                                     Addendum A

BASE TERM:  Three (3) seasons.

TERM/RENT COMMENCEMENT:       Three (3) Horse Racing seasons
                              July 10, 1998 through September 20, 1998
                              July 10, 1999 through September 20, 1999
                              July 10, 2000 through September 20, 2000

PREMISES:   Space shall be located on the second floor of the Grandstand
Building, commonly known as Stand 2053.

REIMBURSEMENT SCHEDULE:       Premier Food Services, Inc. (PFS) shall pay
                              Rubio's Restaurants, Inc. as follows:

       1998 season            ***  of audited net sales (excluding alcohol
                              sales) In addition,  *** of audited net sales
                              (excluding alcohol sales) to offset improvement costs.

       1999 season            ***  of audited net sales (excluding alcohol
                              sales) In addition, *** of audited net sales
                              (excluding alcohol sales) to offset improvement costs.

       2000 season            *** of audited net sales (excluding alcohol sales)
                              In addition, *** of audited net sales (excluding alcohol sales) to offset improvement costs (if applicable).

                              Reimbursements will be due on Wednesday of each week throughout the term of the Agreement; each payment is to include all amounts due Rubio's through sales recorded for the seven days ended on the Sunday prior to each Wednesday's reimbursement due date.

       TOTAL ADDITIONAL REIMBURSEMENT NOT TO EXCEED   *** .

IMPROVEMENTS:  Rentor shall construct all improvements, at a cost not to exceed
               ***, as per Exhibit "A." Costs to be agreed upon by both parties prior to commencement of construction. Improvements to include all signage.

MERCHANDISE:   Merchandise sales are not covered by this agreement.


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                   EXHIBIT "A"                           7/8/98
                         Del Mar Track Remodel Estimate

EQUIPMENT BREAKDOWN:

   Qty     Equipment                                 ***                   ***
-------------------------------------------------------------------------------------------
    2      Heat Shelves                              ***                   ***
    2      Cup Dispensers 22 oz.                     ***                   ***
    1      Salsa Bar Pan                             ***                   ***
    1      Sneeze Guard                              ***                   ***
    1      Wells Warmer                              ***                   ***
    1      2 Burner Gas Range                        ***                   ***
    1      36" Flat Grill                            ***                   ***
    2      Gas Hose(s) for above                     ***                   ***
    1      Equipment Stand 48" wide                  ***                   ***
    1      Heat Holding Cabinet                      ***                   ***
    2      Heat Lamps                                ***                   ***
    1      Stainless Shelf                           ***                   ***
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
           Total                                                           ***
SIGNAGE/DECOR
   Qty     Signage/Decor                                    ***                   ***
-------------------------------------------------------------------------------------------
    1      Illuminated Sign                          ***                   ***
    1      House Rules sign                          ***                   ***
    1      Story of Pesky                            ***                   ***
    1      Max Map #115                              ***                   ***
    1      Locations sign                            ***                   ***
    1      Photo #98 Aurora 30x36h                   ***                   ***
    1      Photo #45 Cove Scene 16x20V               ***                   ***
    1      Surfboard Menu 22"x11'                    ***                   ***
    1      Transparency Food Photo                   ***                   ***
    1      Rubio's Sign on Facia                     ***                   ***
    1      Menu vinyl on surfboard                   ***                   ***
    1      Art Sign install                          ***                   ***
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
           Total                                                           ***
FURNITURE
Qty        Furniture                                        ***                   ***
-------------------------------------------------------------------------------------------
    6      Bar Height Tables Bases                   ***                   ***
    6      30" square Table tops                     ***                   ***
   11      Bases for Stand up Bar                    ***                   ***
    1      24' Long Laminate Bar Top                 ***                   ***
                along Paddock Walk
    1      Re Work Front Counter;                    ***                   ***
                Add Stainless Steel
   12      Add Electrical Outlets (12)               ***                   ***
    1      Construct Cashier/Beer Stand              ***                   ***
    1      Gas Plumbing for New Equip.               ***                   ***
    1      8' Diameter Palapa                        ***                   ***
    1      Galvanized Cue Rail                       ***                   ***
    1      Water Supply for Soda                     ***                   ***
    1      Paint                                     ***                   ***
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
           Total                                                           ***
           GRAND TOTAL                                                     ***

Real Estate Development


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.